UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2023

Advantage Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38990	83-4629508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15310 Barranca Parkway, Suite 100
Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 797-2900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ADV	NASDAQ Global Select Market
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ADVWW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Agreement with Christopher Growe

On March 31, 2023, Advantage Solutions Inc. (the “Company” or “Advantage”) entered into an Amended and Restated Employment Agreement (the “A&R Employment Agreement”) with Christopher Growe, the Company’s Chief Financial Officer. Pursuant to the A&R Employment Agreement, the initial one-time option grant to Mr. Growe in connection with his commencement of employment was set at 1,800,000 options (the “Sign-On Options”) and was granted under the Company’s 2020 Incentive Award Plan (the “Plan”), subject to stockholder approval of the Restated Plan (as described below). The Sign-On Options will vest over five years, in increments of one-fifth of the options on each of the five anniversary dates of April 3, 2023; provided, however, that the Sign-On Options shall become fully vested upon a Change in Control (as defined in the Plan). The options have an exercise price of (1) $2.00, with respect to one-third of the Sign-On Options; (2) $5.00, with respect to another one-third of the Sign-On Options; and (3) $10.00, with respect to the last one-third of the Sign-On Options. In all other respects, the Sign-On Options shall be subject to the terms and conditions of the Plan, the applicable option award agreement, and the other documents governing the Sign-On Options. Additionally, the A&R Employment Agreement provides that Mr. Growe’s 2023 annual equity grant, which shall have an aggregate grant date value of 100% of his base salary, is anticipated to be granted on or about June 1, 2023, and is subject to stockholder approval of the Restated Plan (the “2023 Equity Grant”). The 2023 Equity Grant and the Sign-On Options are collectively referred to herein as the “Contingent Awards.” If stockholder approval of the Restated Plan is not obtained, the Contingent Awards will be forfeited.

The foregoing description of the A&R Employment Agreement is qualified in its entirety by reference to the full text of the A&R Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Amended and Restated 2020 Incentive Award Plan

On March 28, 2023, the Board of Directors of the Company (the “Board”) approved an amendment and restatement (the “Restated Plan”) of the Company’s 2020 Incentive Award Plan (the “Existing Plan”), that, among other things, (i) increased the share reserve by an additional 50,000,000 shares, resulting in an aggregate share reserve of 99,917,647 shares, effective immediately, and (ii) added an evergreen feature which provides that the share reserve will increase on the first day of each year beginning in 2024 and ending in and including 2033, by an amount equal to the lesser of (A) 3% of the outstanding shares of the Company’s Class A common stock on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by our Board. The Restated Plan is subject to stockholder approval. The Restated Plan will be submitted for stockholder approval at the Company’s annual meeting of its stockholders on May 24, 2023.

The Restated Plan authorizes the grant of awards to employees, directors and consultants of the Company and its affiliates. The Restated Plan authorizes the plan administrator to grant incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other incentive awards.

In the event stockholder approval of the Restated Plan is not obtained, all of the Contingent Awards will automatically be forfeited, the Restated Plan will cease to be effective and the Existing Plan (in effect prior to the adoption of the Restated Plan on March 28, 2023) will continue in full force and effect. If approved by stockholders, the Restated Plan will continue in effect until March 28, 2033, unless earlier terminated by the plan administrator. The foregoing description of the Restated Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Plan, which will be filed as an exhibit to the Company’s Quarterly Report for the quarter ending March 31, 2023.

Item 7.01 – Regulation FD Disclosure

On April 3, 2023, the Company issued a press release regarding the appointment of James M. Kilts as Chairman of the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K, including any information furnished in connection therewith, that may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected terms of severance arrangements, the commencement of employment by certain officers, and the future performance of the Company’s business. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. These forward-looking statements generally are identified by the words “may,” “should,” “expect,” “intend,” “will,”

“would,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

Detailed risk factors affecting the Company are set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 1, 2023 and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement dated March 31, 2023, by and between Advantage Solutions Inc. and Christopher Growe
99.1	Press Release issued by Advantage Solutions Inc., dated April 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	April 3, 2023		ADVANTAGE SOLUTIONS INC.

		By:	/s/ Dean Kaye
Dean Kaye Chief Financial Officer – North America